UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2023

Viking Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37355	46-1073877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9920 Pacific Heights Blvd, Suite 350, San Diego, California 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 704-4660

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	VKTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933

(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 13, 2023, Viking Therapeutics, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 99,839,363 shares of the Company’s common stock outstanding as of April 21, 2023, the record date for the Annual Meeting, 76,878,512 shares were represented at the Annual Meeting virtually or by proxy, constituting approximately 77.0% of the outstanding shares entitled to vote and constituting a quorum for the transaction of business.

At the Annual Meeting, the Company’s stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 1, 2023 (the “Proxy Statement”).

Set forth below is a brief description of each proposal voted upon at the Annual Meeting and the voting results with respect to each proposal.

Proposal No. 1. To elect the following nominees as Class II directors to serve until the Company’s 2026 annual meeting of stockholders or until his or her respective successor is duly elected and qualified:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
J. Matthew Singleton	37,468,639	17,320,403	22,089,470
S. Kathy Rouan, Ph.D.	42,477,215	12,311,827	22,089,470

As a result, the Company’s stockholders voted to elect J. Matthew Singleton and S. Kathy Rouan, Ph.D. as Class II directors to serve until the Company’s 2026 annual meeting of stockholders or until his or her respective successor is duly elected and qualified.

Proposal No. 2. To ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2023:

Votes For	Votes Against	Abstentions
76,559,286	173,191	146,035

As a result, the Company’s stockholders voted to ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2023.

Proposal No. 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,378,794	1,290,698	119,550	22,089,470

As a result, the Company’s stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

Proposal No. 4. To approve an amendment to the Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
52,790,076	1,819,594	179,372	22,089,470

In order to be approved, this proposal required the affirmative vote of at least 66 2/3% of the voting power of all outstanding shares of the Company’s capital stock entitled to vote thereon. As a result, the Company’s stockholders did not approve the amendment to the Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viking Therapeutics, Inc.

Date: June 14, 2023	By:	/s/ Brian Lian, Ph.D.
Brian Lian, Ph.D.
President and Chief Executive Officer
(Principal Executive Officer)